                             [FACE OF CERTIFICATE]
        SPECIMEN                                                 SPECIMEN
      COMMON STOCK                                             COMMON STOCK
        NUMBER                   PENNACO ENERGY                   SHARES


INCORPORATED UNDER THE LAWS                             SEE REVERSE FOR CERTAIN
OF THE STATE OF NEVADA                                  DEFINITIONS AND
                                                        RESTRICTIONS

THIS CERTIFICATE IS TRANSFERABLE                        CUSIP  708046  10  7
  EITHER IN CHICAGO, IL OR
     IN NEW YORK, NY

THIS IS TO CERTIFY THAT



IS THE OWNER OF

     FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF $.001 PER SHARE OF

                               PENNACO ENERGY, INC.

(the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

          WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                           [Pennaco Energy, Inc. Seal]


     SECRETARY                                          PRESIDENT AND CHIEF
                                                         EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
        HARRIS TRUST AND SAVINGS BANK

                                        TRANSFER AGENT AND REGISTRAR,
BY
                                             AUTHORIZED SIGNATURE

                             [REVERSE OF CERTIFICATE]

                               PENNACO ENERGY, INC.

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Pennaco Energy, Inc. and Harris Trust and Savings Bank (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Pennaco Energy, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed or be evidenced by separate certificates and will no longer be evidenced by this certificate. Pennaco Energy, Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights owned by or transferred to any Person who becomes an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), and certain transferees thereof, will become null and void and will no longer be transferable.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common                 UNIF GIFT MIN ACT - ______ Custodian______
TEN ENT  -  as tenants by the entireties                            (Cust)          (Minor)
JT TEN   -  as joint tenants with right of               under Uniform Gifts to Minors
            survivorship and not as tenants              Act  _________________________
            in common                                                (State)

     Additional abbreviations may also be used though not in the above list.

For value received, __________________ hereby sell, assign, and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

______________________________________________________________________________
      PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL
                             ZIP CODE OF ASSIGNEE

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

_______________________________________________________________________ Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint___________________________________________________________________

______________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises.

Dated,_________________

                                      X ______________________________________
                                                                   (SIGNATURE)

                                      X ______________________________________
                                                                   (SIGNATURE)

                                      NOTICE:  THE SIGNATURE(S) TO THE
                                               ASSIGNMENT MUST CORRESPOND
                                               WITH THE NAME(S) AS WRITTEN
                                               UPON THE FACE OF THIS CERTIFICATE
                                               IN EVERY PARTICULAR, WITHOUT
                                               ALTERATION OR ENLARGEMENT OR
                                               ANY CHANGE WHATEVER.



SIGNATURE(S) GUARANTEED BY:           _________________________________________
                                      THE SIGNATURE(S) MUST BE GUARANTEED BY
                                      AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                      STOCKBROKERS, SAVINGS AND LOAN
                                      ASSOCIATIONS AND CREDIT UNIONS WITH
                                      MEMBERSHIP IN AN APPROVED SIGNATURE
                                      GUARANTEE MEDALLION PROGRAM), PURSUANT
                                      TO S.E.C. RULE 17Ad-15.

                                     -3-